UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 16, 2020
LEVEL ONE BANCORP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-38458

Michigan	71-1015624
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

32991 Hamilton Court	48334
Farmington Hills	(Zip code)
Michigan
(Address of principal executive offices)
(248) 737-0300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LEVL	Nasdaq Global Select Market
Depositary Shares, each representing a 1/100th interest in a share of 7.50% Non-Cumulative Perpetual Preferred Stock, Series B	LEVLP	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On December 16, 2020, the Board of Directors of Level One Bancorp, Inc. (the “Company”) approved a new share repurchase program under which the Company is authorized to repurchase, from time to time as the Company deems appropriate, shares of the Company’s common stock with an aggregate purchase price of up to $10.0 million. The repurchase program begins on January 1, 2021 and expires on December 31, 2022. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended or discontinued at any time. The shares may, at the discretion of management, be repurchased from time to time in open market purchases as market conditions warrant or in privately negotiated transactions, including pursuant to a Rule 10b5-1 plan, all as effected to the extent permitted by applicable law, including pursuant to the safe harbor provided under Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The actual timing, number and share price of shares purchased under the repurchase program will be determined by the Company at its discretion and will depend on a number of factors, including the market price of the Company’s stock, general market and economic conditions and applicable legal requirements.

The share repurchase program supplements the Company’s previously announced $5.0 million share repurchase program, under which the Company has purchased an aggregate of $4.8 million of the Company’s common stock as of December 15, 2020, and which will terminate on December 31, 2020.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020
LEVEL ONE BANCORP, INC.

	By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Executive Vice President and Chief Financial Officer